                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

KEMPER STRATEGIC
INCOME FUND

STRATEGIC INCOME

                 "...During the period, we continued to find
              a great deal of potential in the emerging markets
             sector, and continued to increase our investment in
           that sector ... This increased level of income potential
            may prove beneficial for the fund, and we believe that
            the trade-off in risk vs. return is appropriate. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
MANAGEMENT TEAM
6
PERFORMANCE UPDATE
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF INVESTMENTS
12
FINANCIAL STATEMENTS
14
NOTES TO FINANCIAL STATEMENTS
16
FINANCIAL HIGHLIGHTS
17
SHAREHOLDERS' MEETING


AT A GLANCE
--------------------------------------------------------------------------------
 TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1998

                                 BASED ON    BASED ON
                                 NET ASSET    MARKET
                                   VALUE      PRICE
--------------------------------------------------------------------------------
    KEMPER STRATEGIC
    INCOME FUND                    5.73%       1.60%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------

                                   AS OF      AS OF
                                  5/31/98    11/30/97
--------------------------------------------------------------------------------
    NET ASSET VALUE                 $15.36     $15.39
--------------------------------------------------------------------------------
    MARKET PRICE                    $19.19     $19.81
--------------------------------------------------------------------------------

The fund may invest in lower-rated and non-rated securities, which present greater risk of loss to principal and interest than higher rated securities, and in foreign securities which present special risk considerations including fluctuating foreign exchange rates, foreign government regulations and differences in liquidity that may affect the volatility of your investment.

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF MAY 31, 1998.

                                        KEMPER
                                       STRATEGIC
                                      INCOME FUND
--------------------------------------------------------------------------------
    SIX-MONTHS INCOME:                 $ 0.9000
--------------------------------------------------------------------------------
    MAY DIVIDEND:                      $ 0.1500
--------------------------------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON NET ASSET VALUE)           11.72%
--------------------------------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON MARKET VALUE)               9.38%
--------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

TERMS TO KNOW

GRAY MONDAY The name used to identify Monday, October 27, 1997. On that day the Dow Jones Industrial average lost 554 points or 7 percent of its total value. Gray Monday is a comparison to Black Monday, October 19, 1987, when the market lost almost 23 percent of its total value.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

VOLATILITY The characteristic of an investment that causes it to rise or fall sharply in price in a relatively short time period.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

Dr. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $218 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.


DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained low inflation continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the economy continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

  Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

  But at its monetary policy meeting at the end of the second quarter, the Federal Reserve Board (the Fed) again chose to leave interest rates alone. In the coming months, the Fed could raise interest rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

  Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing widespread price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 18 percent in the first half of 1998 but just 3.5 percent in the second quarter as profit concerns moved front and center. Bonds in 1998 have also rewarded investors in terms of real return, which is total return less the rate of inflation. The Treasury and high yield debt markets have performed particularly well.

  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 5 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will continue to slow down as the year progresses.

  Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profit growth has continued to slow, which appears to be acceptable to investors in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has remained at all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index
(CPI), has stayed at 1.5 to 2 percent.

  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. Although the crisis has impacted exporters in particular, it has yet to hurt most U.S. businesses and investors. Quite the

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]


                                NOW (6/30/98)        6 MONTHS AGO         1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)             5.5                 5.54                6.22                  6.87
PRIME RATE(2)                        8.5                  8.5                 8.5                  8.25
INFLATION RATE(3)*                  1.75                  1.7                 2.3                  2.82
THE U.S. DOLLAR(4)                  9.54                 9.32                7.32                  8.35
CAPITAL GOODS ORDERS(5)*           10.51                14.37                8.58                  2.44
INDUSTRIAL PRODUCTION(5)*           4.42                 5.74                3.91                  3.99
EMPLOYMENT GROWTH(6)                2.62                 2.88                2.56                  2.23

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of May 31, 1998.

contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

        In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

        Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of their momentous entry into the European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

        As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

        Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

July 10, 1998

MANAGEMENT TEAM

                          KEMPER STRATEGIC INCOME FUND

                           PORTFOLIO MANAGEMENT TEAM

[BEIMFORD PHOTO]

J. PATRICK BEIMFORD, JR., JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1976 AND IS A MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME FUND. BEIMFORD RECEIVED A BACHELOR OF SCIENCE AND INDUSTRIAL MANAGEMENT DEGREE FROM PURDUE UNIVERSITY AND EARNED AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[CESSINE PHOTO]

ROBERT CESSINE IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND A PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME FUND. HE JOINED THE COMPANY IN 1993. CESSINE RECEIVED BOTH A BACHELOR'S AND M.S. FROM THE UNIVERSITY OF WISCONSIN.

[MCNAMARA PHOTO]

MIKE MCNAMARA HAS BEEN WITH THE ORGANIZATION SINCE 1972 AND IS A MANAGING DIRECTOR. HE IS A PORTFOLIO MANAGER OF THE KEMPER STRATEGIC INCOME FUND. MCNAMARA GRADUATED WITH A BACHELOR'S IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MISSOURI AND EARNED AN M.B.A. FROM LOYOLA UNIVERSITY.

[RESIS PHOTO]

HARRY RESIS IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS. HE JOINED THE COMPANY IN 1988 AND IS A PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME FUND. RESIS RECEIVED A BACHELOR'S IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE IS A PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME FUND. VANDENBERG HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED A BACHELOR'S DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

THE SIX-MONTH REPORTING PERIOD--DECEMBER 1, 1997 THROUGH MAY 31, 1998--WAS A RELATIVELY CALM PERIOD AFTER A TUMULTUOUS MARKET DOWNTURN IN LATE OCTOBER 1997. THE PORTFOLIO MANAGEMENT TEAM OF THE KEMPER STRATEGIC INCOME FUND CONCENTRATED ITS EFFORTS ON ADJUSTING THE PORTFOLIO COMPOSITION TO ENHANCE THE FUND'S INCOME-EARNING POTENTIAL.

Q     HOW DID KEMPER STRATEGIC INCOME FUND PERFORM OVER THE LAST SIX MONTHS?

A The total return of the fund based on net asset value was 5.73 percent. In market value, the fund gained 1.60 percent. Kemper Strategic Income Fund continued to trade at a premium to net asset value during the period. On May 31, 1998, the market price per share was $19.19, while the net asset value per share was $15.36.

Q     WHAT CAN YOU TELL US ABOUT THE GLOBAL ECONOMY AND HOW IT AFFECTED THE
MARKETS IN WHICH THE FUND INVESTS?

A     As you probably recall, right before the start of the fiscal period there was a severe economic crisis in Southeast Asia that triggered steep, but temporary declines in world markets. Much of what occurred from December through May was in some way linked to that dramatic, but brief downturn on October 27, 1997, now referred to as Gray Monday.

      The theme during much of the six-month period was "flight-to-quality" buying. We saw investors, still worried about the Asia crisis, favoring those investments with high credit quality ratings, such as U.S. Treasuries and mortgages. Even high yield investors tended to favor the most highly-rated high yield bonds at some points. This quality-driven buying was especially prevalent immediately after the market decline in November and December.

      Despite the trouble in Asia, the U.S. stock market continued to soar to new highs. This, in turn, reinforced confidence in the high yield market, where record levels of new issues were brought to market and gobbled up by investors. Performance in the high yield market was positive throughout the period.

      Emerging market investments also gained momentum after suffering through some of the steepest declines in October. These securities performed well through most of the six-month period and, along with high yield bonds, were the two top-performing income asset classes during the period, according to Salomon Brothers Total Rate-of-Return Indexes.

      Political events, such as problems with Iraq and ongoing scandals in Washington involving the President, stalled the markets at times but never had a profound impact on investment performance. The Federal Reserve Board met to discuss interest rates and decided to leave them unchanged. All in all, it was a fairly stable six-month period, with relatively strong economic growth but no real signs of a pick up in inflation. It was a good period for fixed-income investments.

Q     WHAT TYPES OF ADJUSTMENTS DID YOU MAKE TO THE FUND?

A     As you should know, our focus in managing the fund is to maximize income for shareholders, while managing risk. This focus gives us the flexibility to take strong positions in the investments that we believe have the most income-earning potential. During the period, we continued to find a great deal of potential in the emerging markets sector, and continued to increase our investment in that sector. Since there is more risk associated with emerging market investments, they pay a higher rate of income. This increased level of income potential may prove beneficial for the fund, and we believe that the trade-off in risk vs. return is appropriate. Additionally, we are now able to benefit from a larger pool of emerging market investment talent, made possible through the recent alliance of Zurich Kemper Investments, Inc. with Scudder Stevens & Clark, Inc. These enhanced resources will help us identify a wider variety of investment options in the emerging markets sector, which should be beneficial for the fund.

      We began the period with about 42 percent of the fund invested in emerging markets. We increased that allocation even more and on May 31, 1998, emerging market investments represented 46 percent of the portfolio. This strong position in emerging markets was beneficial, as the sector was the best performing fixed-income asset class for the period.

Q     HOW WERE THE FUND'S OTHER INVESTMENTS POSITIONED?

A     We didn't make any sweeping changes to the portfolio. We maintained a 21 percent allocation to high yield bonds and reduced our mortgage holdings slightly to 33 percent from 34 percent at the start of the period.

      We try to maintain our allocation to mortgages at about one-third of the fund's assets. The primary reason for this is their high credit

PERFORMANCE UPDATE

quality (AAA-rated). This large position in high quality securities not only boosts the fund's overall credit quality, but acts as a good portfolio diversification tool. Generally, mortgage investments do not perform in tandem with other sectors in which the fund invests -- emerging market investments and corporate high yield bonds. This lack of direct correlation helps limit the volatility of the fund somewhat.

      Mortgages also play a role in our use of leverage for the fund. We borrow to increase our investment in bonds, thus increasing income. We are generally able to borrow almost the full value of the fund's mortgage investments. This use of leverage enabled us to invest more heavily in emerging markets, thus boosting the income earned by the fund. The increased investment in emerging markets as well as the use of leverage does expose the fund to more risks.

      Because of the fund's substantial positions in mortgages and emerging market investments, high yield bonds represented just over 20 percent of the fund's investments during most of the period. We chose to limit the fund's high yield investments not because of any fundamental weakness in that market, but because we believed that the incremental performance of emerging market investments outweighed performance potential of high yield corporate bonds.

Q     WHAT'S YOUR OUTLOOK FOR FIXED-INCOME MARKETS AND KEMPER STRATEGIC INCOME
FUND IN PARTICULAR?

A     Our outlook is optimistic. Domestically, we look for economic growth to continue at a moderate pace without much inflationary pressure, which is positive for fixed-income investments, especially mortgages. High yield bonds should also keep performing well as corporate earnings remain strong and the economy continues to expand. We expect also to see continued growth in the emerging markets sector as investors turn to such securities in search of high levels of income.

YEAR 2000

YEAR 2000 ISSUE

Like other registered investment companies and financial and business organizations worldwide, the fund could be adversely affected if computer systems on which the fund relies, which primarily include those used by the Manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the fund's business and operations. The Manager has commenced a review of the Year 2000 Issue as it may affect the fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the fund or on global markets or economies generally.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                      ON 5/31/98               ON 11/30/97
--------------------------------------------------------------------------------
    MORTGAGE PASS-THROUGHS                 33%                      34%
--------------------------------------------------------------------------------
    HIGH YIELD CORPORATE BONDS             21                       21
--------------------------------------------------------------------------------
    EMERGING MARKETS                       46                       42
--------------------------------------------------------------------------------
    OTHER                                  --                        3
--------------------------------------------------------------------------------
                                          100%                     100%

                                       [PIE CHART]             [PIE CHART]
                                       ON 5/31/98              ON 11/30/97

LONG-TERM FIXED INCOME SECURITIES RATINGS

--------------------------------------------------------------------------------
                                      ON 5/31/98               ON 11/30/97
--------------------------------------------------------------------------------
    AAA                                    35%                      37%
--------------------------------------------------------------------------------
    A                                       6                        6
--------------------------------------------------------------------------------
    BB                                     28                       26
--------------------------------------------------------------------------------
    B                                      29                       31
--------------------------------------------------------------------------------
    OTHER                                   2                       --
--------------------------------------------------------------------------------
                                          100%                     100%

                                       [PIE CHART]             [PIE CHART]
                                       ON 5/31/98              ON 11/30/97

The ratings of Standard and Poor's Corporation (S&P) and Moody's
Investors Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of S&P or Moody's ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                    ON 5/31/98               ON 11/30/97
--------------------------------------------------------------------------------
    AVERAGE MATURITY                11.2 years                11.2 years
--------------------------------------------------------------------------------

* Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS AT MAY 31, 1998 (UNAUDITED)
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL
GOVERNMENT OBLIGATIONS                                                                    AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT--47.5%                   Federal National Mortgage Association
                                           7.00%, 2027                                   $   928        $    941
                                           7.50%, 2027                                       918             943
                                         Government National Mortgage Association
                                           7.50%, 2023-2028                               13,266          13,671
                                           8.00%, 2022-2026                                9,295           9,682
                                         ---------------------------------------------------------------------------
                                         TOTAL U.S. GOVERNMENT OBLIGATIONS
                                         (Cost: $23,956)                                                  25,237
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENTS--65.8%            (b)Republic of Argentina
                                           5.927%, 2002                                    8,900          10,903
                                           5.666%, 2007                                    6,006           5,164
                                      (b)Federal Republic of Brazil,
                                           7.31%, 2014                                    16,020          12,365
                                         Republic of Panama,
                                           6.75%, 2002                                     1,739           1,704
                                         Russia Ministry of Finance - Global Bond,
                                           10.00%, 2007                                      200             178
                                         United Mexican States
                                           6.25%, 2019                                     2,500           2,088
                                           11.50%, 2026                                      910           1,059
                                         Republic of Venezuela
                                           6.812%, 2007                                      714             621
                                           9.25%, 2027                                     1,000             839
                                         ---------------------------------------------------------------------------
                                         TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                         (Cost: $27,265)                                                  34,921
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
BROADCASTING,                            Affinity Group, Inc., 11.50%, 2003                  500             528
CABLESYSTEMS AND
PUBLISHING--5.8%
                                   (a)(c)Australis Holdings
                                           14.00%, 2000                                       49              32
                                           15.00%, with warrants, 2002                       500             100
                                         Frontiervision, 11.00%, 2006                        400             444
                                         Intermedia Capital Partners, 11.25%, 2006           250             279
                                      (a)International Cabletel, Inc., 12.75%, 2005        1,130             992
                                         Newsquest Capital, PLC, 11.00%, 2006                240             269
                                         Sinclair Broadcasting Group, Inc.,
                                           8.75%, 2007                                       250             254
                                      (a)UIH Australia Pacific, Inc.,
                                           14.00%, with warrants, 2006                       280             181
                                         ---------------------------------------------------------------------------
                                                                                                           3,079
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.4%                          Hines Horticulture, 11.75%, 2005                    500             550
                                         Huntsman Polymer Corp., 11.75%, 2004                170             187
                                         ---------------------------------------------------------------------------
                                                                                                             737

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL
                                                                                          AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--6.5%                     American Cellular Corp., 10.50%, 2008           $   320        $    318
                                         CSC Holdings, Inc., 9.875%, 2013                    450             497
                                      (a)Call-Net Enterprises, Inc.,
                                           13.25%, 2004                                      350             313
                                         Communication and Power Industry, Inc.,
                                           12.00%, 2005                                      150             168
                                         Interamerica Communication, 14.00%, 2007            200             200
                                      (a)Intermedia Communications of Florida, Inc.,
                                           11.25%, with warrants, 2007                       520             407
                                         Metronet Communication,
                                           12.00%, with warrants, 2007                       100             122
                                      (a)Millicom International Cellular, S.A.,
                                           13.50%, 2006                                      500             391
                                         Nextlink Communications, 9.00%, 2008                 70              70
                                      (a)PTC International Finance, 10.75%, 2007             500             346
                                         USA Mobile Communications, Inc. II,
                                           14.00%, 2004                                      120             133
                                         Western Wireless Corp., 10.50%, 2007                440             472
                                         ---------------------------------------------------------------------------
                                                                                                           3,437
--------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                        Coinmach Corp., 11.75%, 2005                        500             557
AND SERVICES--3.2%                       Mastellone Hermanos, 11.75%, 2008                   500             510
                                      (a)Six Flags Theme Park, 12.25%, 2005                  550             624
                                         ---------------------------------------------------------------------------
                                                                                                           1,691
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES,                   (a)Building Materials Corporation of America,
HOMEBUILDERS AND                           11.75%, 2004                                    1,100           1,072
REAL ESTATE--3.0%                        Hovnanian Enterprises, 11.25%, 2002                 500             519
                                         ---------------------------------------------------------------------------
                                                                                                           1,591
--------------------------------------------------------------------------------------------------------------------
LODGING AND                              Empress River Casino, 10.75%, 2002                  200             215
GAMING--1.3%                             Players International, 10.875%, 2005                470             512
                                         ---------------------------------------------------------------------------
                                                                                                             727
--------------------------------------------------------------------------------------------------------------------
MANUFACTURING, METALS AND                Aftermarket Technology, 12.00%, 2004                375             414
MINING--5.8%                             Alvey Systems, 11.375%, 2003                        500             536
                                         Bar Technologies, 13.50%,
                                         with warrants, 2001                                 500             565
                                         Day International Group, Inc.,
                                           11.125%, 2005                                      35              38
                                         Doe Run Co.
                                           12.00%, 2003                                      250             255
                                           11.25%, 2005                                      250             254
                                         Euramax International, PLC, 11.25%, 2006            400             434
                                         GS Technologies, 12.25%, 2005                       100             112
                                         NSM Steel
                                           12.00%, 2006                                      110              99
                                           12.25%, 2008                                      105              97
                                         Nortek, Inc., 9.875%, 2004                          270             278
                                         ---------------------------------------------------------------------------
                                                                                                           3,082


PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL
                                                                                          AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS                   Maxxam Group, Inc., 11.25%, 2003                $   500        $    528
AND CONTAINERS--2.7%                     National Fiberstock Corp., 11.625%, 2002            500             532
                                         Riverwood International, 10.875%, 2008              290             295
                                         Stone Container Corp., 11.50%, 2006                  70              78
                                         ---------------------------------------------------------------------------
                                                                                                           1,433
--------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS--.2%                    (c)Color Tile, Inc., 10.75%, 2001                      330               3
                                         Pathmark Stores, 9.625%, 2003                        20              20
                                         Trans World Airlines, Inc., 11.375%, 2006           100             100
                                         ---------------------------------------------------------------------------
                                                                                                             123
                                         ---------------------------------------------------------------------------
                                         TOTAL CORPORATE OBLIGATIONS--29.9%
                                         (Cost: $15,256)                                                  15,900
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
COMMON STOCK                                                                                 SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------
                                      (c)EchoStar Communications Corp.                     1,150shs.          29
                                      (c)Empire Gas Corp., warrants                          359               2
                                      (c)Foamex International, warrants                      160               3
                                      (c)Gulf States Steel, warrants                         150               1
                                         ---------------------------------------------------------------------------
                                         TOTAL COMMON STOCK--.1%
                                         (Cost: $14)                                                          35
                                         ---------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--143.3%
                                         (Cost: $66,491)                                                  76,093
                                         ---------------------------------------------------------------------------
                                         LIABILITIES, LESS OTHER ASSETS--(43.3)%                         (23,011)
                                         ---------------------------------------------------------------------------
                                         NET ASSETS--100%                                               $ 53,082
                                         ---------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

(b) Variable rate security. Rate shown is the effective rate on May 31, 1998 and date shown represents the final maturity of the obligation.

(c) Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on payment of principal or interest or has filed for bankruptcy.

Based on the cost of investments of $66,491,000 for federal income tax purposes at May 31, 1998, the gross unrealized appreciation was $10,237,000, the gross unrealized depreciation was $635,000 and the net unrealized appreciation on investments was $9,602,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1998 (UNAUDITED)
(IN THOUSANDS)

-----------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $66,491)                                                 $76,093
-----------------------------------------------------------------------
Interest rate swap agreements, at value                             142
-----------------------------------------------------------------------
Receivable for:
  Investments sold                                                  370
-----------------------------------------------------------------------
  Interest                                                          754
-----------------------------------------------------------------------
Deferred organization costs                                          10
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 77,369
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------

Cash overdraft                                                    2,313
-----------------------------------------------------------------------
Liability under reverse repurchase agreements                    21,584
-----------------------------------------------------------------------
Payable for:
  Investments purchased                                             320
-----------------------------------------------------------------------
  Management fee                                                     38
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             24
-----------------------------------------------------------------------
  Trustees' fees and other                                            8
-----------------------------------------------------------------------
    Total liabilities                                            24,287
-----------------------------------------------------------------------
NET ASSETS                                                      $53,082
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------

Paid-in capital                                                 $48,372
-----------------------------------------------------------------------
Accumulated net realized loss on sales of investments            (5,588)
-----------------------------------------------------------------------
Net unrealized appreciation on investments                        9,744
-----------------------------------------------------------------------
Undistributed net investment income                                 554
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $53,082
-----------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($53,082 / 3,456 shares outstanding)                            $ 15.36
-----------------------------------------------------------------------

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)
(IN THOUSANDS)

----------------------------------------------------------------------
 NET INVESTMENT INCOME
----------------------------------------------------------------------
Interest income                                                 $4,131
----------------------------------------------------------------------
Expenses:
  Management fee                                                   230
----------------------------------------------------------------------
  Interest expense                                                 730
----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            48
----------------------------------------------------------------------
  Professional fees                                                 29
----------------------------------------------------------------------
  Trustees' fees and other                                          34
----------------------------------------------------------------------
    Total expenses                                               1,071
----------------------------------------------------------------------
NET INVESTMENT INCOME                                            3,060
----------------------------------------------------------------------
----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------

  Net realized gain on sales of investments                        190
----------------------------------------------------------------------
  Change in net unrealized appreciation on investments            (245)
----------------------------------------------------------------------
Net loss on investments                                            (55)
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $3,005
----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS AND CASH FLOWS

(IN THOUSANDS)

                                                                SIX MONTHS ENDED                YEAR
                                                                    MAY 31,                    ENDED
                                                                      1998                  NOVEMBER 30,
                                                                  (UNAUDITED)                   1997
--------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------
  Net investment income                                             $ 3,060                     6,185
--------------------------------------------------------------------------------------------------------
  Net realized gain                                                     190                       100
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                (245)                       46
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  3,005                     6,331
--------------------------------------------------------------------------------------------------------
Distribution from net investment income                              (3,111)                   (6,211)
--------------------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(3 shares and 3 shares, respectively)                                    59                        65
--------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 (47)                      185
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------------

Beginning of period                                                  53,129                    52,944
--------------------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment
income of $554 and $605, respectively)                              $53,082                    53,129
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 NET CASH FLOWS FROM OPERATING ACTIVITIES
--------------------------------------------------------------------------------------------------------

Increase in net assets from operations                              $ 3,005                     6,331
--------------------------------------------------------------------------------------------------------
Non-cash items                                                       (1,161)                   (2,903)
--------------------------------------------------------------------------------------------------------
Sale of investments                                                   3,609                       250
--------------------------------------------------------------------------------------------------------
  Net cash provided by operating activities                           5,453                     3,678
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 NET CASH FLOWS FROM FINANCING ACTIVITIES
--------------------------------------------------------------------------------------------------------

Proceeds from (payments for) reverse repurchase agreements           (4,271)                    1,630
--------------------------------------------------------------------------------------------------------
Distributions to shareholders                                        (3,053)                   (6,146)
--------------------------------------------------------------------------------------------------------
  Net cash used in financing activities                              (7,324)                   (4,516)
--------------------------------------------------------------------------------------------------------
Net decrease in cash                                                 (1,871)                     (838)
--------------------------------------------------------------------------------------------------------
CASH (OVERDRAFT) AT BEGINNING OF PERIOD                                (442)                      396
--------------------------------------------------------------------------------------------------------
CASH OVERDRAFT AT END OF PERIOD                                     $(2,313)                     (442)
--------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. The Fund is registered under
                             the Investment Company Act of 1940 as a
                             diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options and interest rate swap agreements are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Payments received or made under interest rate swap agreements are recorded as adjustments to interest income. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended May 31, 1998. The accumulated net realized loss on sales of investments for federal income tax purposes at May 31, 1998, amounting to approximately $5,582,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the periods 2002 through 2003.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper), and pays a management fee at an annual rate of .85% of average weekly net assets.
                             The Fund incurred a management fee of $230,000 for the six months ended May 31, 1998.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $12,000 for the six months ended May 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 1998, the Fund made no direct payments to its officers and incurred trustees fees of $8,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
3    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                    $7,755

                             Proceeds from sales                           7,598

--------------------------------------------------------------------------------
4    REVERSE REPURCHASE
     AGREEMENTS              The Fund has entered into reverse repurchase
                             agreements with third parties involving its holdings in U.S. Government Agency securities. At
                             May 31, 1998, the Fund had outstanding reverse repurchase agreements as follows:

                                            VALUE OF ASSETS SOLD                   WEIGHTED
                                              UNDER AGREEMENT      REPURCHASE       AVERAGE
                               MATURITY        TO REPURCHASE        LIABILITY    INTEREST RATE
                               --------     --------------------   -----------   -------------
                             Up to 30 days      $12,500,000        $10,690,000       5.86%
                             30-90 days           7,555,000          6,462,000       5.63
                             Over 90 days         5,182,000          4,432,000       5.64

--------------------------------------------------------------------------------
5    INTEREST RATE SWAP
     AGREEMENTS              In order to reduce the uncertainty of future
                             interest rates for a portion of the portfolio, the Fund has entered into interest rate swap agreements with counterparties to effectively convert investments in floating rate obligations into fixed rate obligations. At May 31, 1998, the Fund had outstanding interest rate swap agreements as follows:

                                                                               FLOATING RATE    FIXED RATE
                                                                               PAYMENTS MADE     PAYMENTS
                                                     NOTIONAL    TERMINATION    BY THE FUND      RECEIVED
                                 COUNTERPARTY         AMOUNT        DATE         BASED ON      BY THE FUND
                                 ------------       ----------   -----------   -------------   ------------
                             GS Financial
                             Products
                             U.S., L.P.             $5,000,000     5/31/99         LIBOR          6.97 %
                             Lehman Brothers
                             Special Financing Inc.  5,000,000     5/31/99         LIBOR          6.875%

                             The Fund bears the market risk from changes in interest rates and accordingly the unrealized gain or loss on the swap agreements is included in the financial statements. The unrealized gain on outstanding interest rate swap agreements at May 31, 1998 amounted to $142,000. The Fund also bears the credit risk that the counterparty will not perform under the contract.

FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS                                     APRIL 29
                                                      ENDED      YEAR ENDED NOVEMBER 30,              TO
                                                     MAY 31,     ------------------------        NOVEMBER 30,
                                                       1998       1997     1996     1995             1994
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $15.39     15.34    13.12    12.60            13.97
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .89       1.79     1.75     1.68              .87
-------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               (.02)       .06     2.25      .54            (1.60)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                         .87       1.85     4.00     2.22             (.73)
-------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income             .90       1.80     1.78     1.70              .64
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $15.36      15.39    15.34    13.12            12.60
-------------------------------------------------------------------------------------------------------------------
Market value, end of period                           $19.19      19.81    17.75    14.25            13.50
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
-------------------------------------------------------------------------------------------------------------------
Based on net asset value                                5.73%     12.55    32.63    19.29            (5.43)
-------------------------------------------------------------------------------------------------------------------
Based on market value                                   1.60%     23.53    39.99    20.70            (5.61)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------------------
Expenses before interest expense                        1.20%      1.24     1.23     1.26             1.13
-------------------------------------------------------------------------------------------------------------------
Expenses after interest expense                         3.89%      3.99     3.89     4.35             3.41
-------------------------------------------------------------------------------------------------------------------
Net investment income                                  11.35%     11.45    12.43    13.56            10.95
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)           $53,082     53,129   52,944   44,776           42,390
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                      13%        16       19       49               55
-------------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Data for the period ended May 31, 1998 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper Strategic Income Fund shareholders were asked to vote on three separate issues: election of the two members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, and approval of a new investment management agreement with Scudder Kemper Investments, Inc. The following are the results for each issue:

1) Election of Trustees

                               For       Withheld
   Daniel Pierce            2,580,956    11,792
   Edmond D. Villani        2,580,849    11,899

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

      For      Against   Abstain
   2,563,799    13,619   15,330

3) Approval of a new investment management agreement with Scudder Kemper Investments, Inc.

                                    Broker
      For      Against   Abstain   Non-Votes
   2,471,239   23,053    40,269     58,187

NOTES

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                   OFFICERS

DANIEL PIERCE              MARK S. CASADY             ROBERT C. PECK, JR.
Chairman and Trustee       President                  Vice President

JAMES E. AKINS             PHILIP J. COLLORA          KATHRYN L. QUIRK
Trustee                    Vice President and         Vice President
                           Secretary
ARTHUR R. GOTTSCHALK                                  HARRY E. RESIS, JR.
Trustee                    JOHN R. HEBBLE             Vice President
                           Treasurer
FREDERICK T. KELSEY                                   RICHARD L. VANDENBERG
Trustee                    J. PATRICK BEIMFORD, JR.   Vice President
                           Vice President
FRED B. RENWICK                                       LINDA J. WONDRACK
Trustee                    JERARD K. HARTMAN          Vice President
                           Vice President
JOHN B. TINGLEFF                                      MAUREEN E. KANE
Trustee                    THOMAS W. LITTAUER         Assistant Secretary
                           Vice President
EDMOND D. VILLANI                                     CAROLINE PEARSON
Trustee                    ANN M. MCCREARY            Assistant Secretary
                           Vice President
JOHN G. WEITHERS                                      ELIZABETH C. WERTH
Trustee                    MICHAEL A. MCNAMARA        Assistant Secretary
                           Vice President


--------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419066
                                      Kansas City, MO 64141-6066
--------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        127 West 10th Street
                                      Kansas City, MO 64105

[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Printed on recycled paper in the U.S.A.
KSIF - 3 (7/98) 1050180